FTI Consulting, Inc. Third Quarter 2015 Earnings Conference Call Exhibit 99.1

Cautionary Note About Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this press release, words such as "anticipates," “aspirational,” "estimates," "expects," “goals,” "intends," "believes,” "forecasts," “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates or growth targets will be achieved, and the Company's actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company's ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading "Item 1A Risk Factors" in the Company's most recent Form 10-K filed with the SEC and in the Company's other filings with the SEC, including the risks set forth under "Risks Related to Our Reportable Segments" and "Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

Today’s Speakers Steven Gunby President & Chief Executive Officer David Johnson Chief Financial Officer

Third Quarter 2015 Financial Review All numbers in $000s, except for per share data and percentages (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions and reconciliations of Adjusted EBITDA and Adjusted Earnings Per Diluted Share, which are non-GAAP financial measures, to the most directly comparable GAAP measures, and the definition of Adjusted EBITDA Margin.

Third Quarter 2015 Segment Financial Review (1) See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin. All numbers in $000s, except for percentages

Third Quarter 2015 Geographic Review

Third Quarter 2015 Cash Position/Capital Allocation All numbers in $000s except for DSOs (1) 2013 purchase and retirement of common stock settled in 2014.

Third Quarter 2015 Corporate Finance & Restructuring, Forensic and Litigation Consulting and Strategic Communications Adjusted EBITDA from 2009 to 2013 Average Decline: $28M per year & Restructuring Forensic and Litigation Consulting Adjusted Segment EBITDA (in millions) $ $ $ $ $ See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 Even eliminating the restructuring bubble, these businesses collectively showed no growth over the better part of a decade & Restructuring Forensic and Litigation Consulting Adjusted Segment EBITDA (in millions) $ $ $ $ $ $ $ See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 These same businesses grew ~5% in 2014 & Restructuring Forensic and Litigation Consulting Adjusted Segment EBITDA (in millions) $ $ $ $ $ $ $ $ See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 And are projected to grow between 8-11% collectively in 2015 & Restructuring Forensic and Litigation Consulting $ $ $ $ $ $ $ $ Adjusted Segment EBITDA (in millions) $182 $186 2015 Guidance Range Range See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 Economic Consulting and Technology Adjusted EBITDA 2007 to 2013 Adjusted Segment EBITDA (in millions) $ $ $ $ $ $ $ See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 Economic Consulting and Technology were down ~20% Adjusted EBITDA in 2014 Adjusted Segment EBITDA (in millions) $ $ $ $ $ $ $ $ See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 We believe Economic Consulting and Technology are anticipated to drop sharply again in 2015 Adjusted Segment EBITDA (in millions) 2015 Guidance $ $ $ $ $ $ $ $ $98 $107 Range Range See “Financial Tables” and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliation of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Third Quarter 2015 Question & Answer Session Q&A

Financial Tables

Condensed Consolidated Statements of Comprehensive Loss: Three Months Ended September 30, 2015 and 2014 All numbers in $000s, except for per share data

All numbers in $000s, except for per share data Condensed Consolidated Statements of Comprehensive Income: Nine Months Ended September 30, 2015 and 2014

Operating Results by Business Segment: Three Months Ended September 30, 2015 and 2014 (1) See “End Notes: FTI Consulting Non GAAP Data Reconciliations” for the definitions of Adjusted EBITDA, Adjusted Segment EBITDA, and Adjusted Segment EBITDA Margin, which are non-GAAP financial measures, and the reconciliations of Adjusted EBITDA and Adjusted Segment EBITDA to the most directly comparable GAAP measures. (2) The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric. All numbers in $000s, except for bill rate per hour and headcount data

Operating Results by Business Segment: Nine Months Ended September 30, 2015 and 2014 (1) See “End Notes: FTI Consulting Non GAAP Data Reconciliations” for the definitions of Adjusted EBITDA, Adjusted Segment EBITDA, and Adjusted Segment EBITDA Margin, which are non-GAAP financial measures, and the reconciliations of Adjusted EBITDA and Adjusted Segment EBITDA to the most directly comparable GAAP measures. (2) The majority of the Technology and Strategic Communications segments' revenues are not generated based on billable hours. Accordingly, utilization and average billable rate metrics are not presented as they are not meaningful as a segment-wide metric. All numbers in $000s, except for bill rate per hour and headcount data

Reconciliation of Non-GAAP Financial Measures: Three Months Ended September 30, 2015 and 2014 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitiosn of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data

Reconciliation of Non-GAAP Financial Measures: Nine Months Ended September 30, 2015 and 2014 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Adjusted Net Income and Adjusted Earnings per Diluted Share, which are non-GAAP financial measures. All numbers in $000s, except for per share data

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Three Months Ended September 30, 2015 and 2014 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures. All numbers in $000s

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Nine Months Ended September 30, 2015 and 2014 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures. All numbers in $000s

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA: Year Ended December 31, 2014 and 2013 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures. All numbers in $000s

Reconciliation of Net Income and Operating Income (Loss) to Adjusted EBITDA: Year Ended December 31, 2012 and 2011 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures. All numbers in $000s

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Year Ended December 31, 2010 and 2009 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures. All numbers in $000s

Reconciliation of Net Income and Operating Income to Adjusted EBITDA: Year Ended December 31, 2008 and 2007 (1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definitions of Segment Operating Income and Adjusted EBITDA, which are non-GAAP financial measures. All numbers in $000s

End Notes FTI Consulting Non-GAAP Data Reconciliations We define Adjusted Net Income and Adjusted Earnings per Diluted Share (“Adjusted EPS”) as Net Income and Earnings Per Diluted Share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Segment Operating Income (loss) as a segment’s share of consolidated operating income (loss). We define Total Segment Operating Income (loss) as the total of Segment Operating Income (loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (loss) for the purpose of calculating Adjusted Segment EBITDA (loss). We define Adjusted EBITDA as consolidated net income (loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income (loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of total revenues. We define Adjusted Segment EBITDA margin as Adjusted Segment EBITDA as a percentage of a segment’s share of revenue. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (loss).

Appendix

Third Quarter 2015
Awards & Accolades

Who's Who Legal: Asset Recovery 2015 and ***Global Investigations Review*** recognized six FTI Consulting professionals as **world leading expert witnesses in asset recovery**

Five Forensic and Litigation Consulting professionals recognized by *Who's Who Legal* as **world leading construction and insurance experts**

FTI Consulting's Technology and Forensic and Litigation Consulting segments recognized in numerous categories of *The Recorder*'s **Best of 2015 Legal Products and Services** and *The National Law Journal's* **2015 Best of Chicago**

Honored as **the #1 Firm** in the categories of E-Discovery Managed Service Provider, Corporate Investigations Provider, End-to-End Litigation Consulting and Securities Litigation Consulting from the ***NY Law Journal*** **annual Reader Rankings survey**

FTI Consulting's Strategic Communications segment in the Asia Pacific region awarded a **gold SABRE Award from *The Holmes Report*** for their work with Out Leadership promoting LGBT Equality in Asia

Compass Lexecon named **2015 Competition Economist Firm of the Year** and Janusz Ordover named **Competition Economist Individual Expert of the Year** by *Who's Who Legal*

Five professionals recognized as **world leading patent litigation expert witnesses** in *Intellectual Asset Management* ("IAM") magazine's Patent 1000 – The World's Leading Patent Professionals guide

Honored with **eight Turnaround Atlas Awards** from the *Global M&A Network*, including engagements with Momentive Performance Materials, IAP Worldwide Services, Overseas Shipholding Group, Classic Party Rentals, Preferred Sands, Unitek Global Services, Clearlake Capital Group and FiberTower Network Services

FTI CONSULTING

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